Supplement Dated March 3, 2015 to your Prospectus dated May 1, 2014

The Trustees of Sterling Capital Variable Insurance Funds have authorized a Plan of Liquidation of the Sterling Capital Special Opportunities VIF. Effective as of the close of business on or about April 24, 2015, any Contract Value allocated to the Sterling Capital Special Opportunities VIF Sub-Account will be transferred to the Invesco V.I. Money Market Fund Sub-Account.

Due to the liquidation of the Sterling Capital Special Opportunities VIF, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2015. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

As a result, certain administrative programs will be impacted by the April 24, 2015 Fund liquidation. Specifically:

•                  Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may provide us alternative allocation instructions prior to April 24, 2015. If you do not provide alternative allocation instructions prior to April 24, 2015, your enrollment will automatically be updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account at the close of business April 24, 2015.

•                  Asset Rebalancing and/or InvestEase®: If you are enrolled in an Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to April 24, 2015. If you do not provide us alternative instructions prior to April 24, 2015, we will automatically update your Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account at the close of business April 24, 2015.

•                  Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates at the close of business April 24, 2015. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to April 24, 2015.

•                  Asset Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Asset Allocation Model that includes the Fund, the model will be automatically updated on April 24, 2015 to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

Upon completion of the termination and liquidation of the Fund all references to the Fund in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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